                                  EXHIBIT 10.1
                              (AMENDMENT AGREEMENT)

                               AMENDMENT AGREEMENT

     This AMENDMENT AGREEMENT (this "Agreement"), dated as of June 28, 2002, is to take effect if and when the Closing (defined below) takes place on the Closing Date (defined below) and is entered into by and among Med Diversified, Inc., a Nevada corporation ("Med"); American Reimbursement, LLC, a Delaware limited liability company ("ARL"); Private Investment Bank Limited, Nassau, Bahamas ("PIBL"); TEGCO Investments, LLC, a Delaware limited liability company ("TEGCO"); Chartwell Diversified Services, Inc., a Delaware corporation ("Chartwell"); Tender Loving Care Health Care Services, Inc., a Delaware corporation ("TLCS"); Trestle Corporation, a Delaware corporation; Resource Pharmacy, Inc., a Nevada corporation; and each of the other Med Subsidiaries (defined below) that is now, or that, after the Closing Date (defined below), becomes, a party to this Agreement by executing a signature page hereto.

                                    RECITALS:

     A. Med has issued to PIBL, with PIBL acting in its name but on behalf of certain clients of PIBL, certain subordinated debentures, dated as of December 28, 2001, in the aggregate principal amount of $70,000,000, as listed on EXHIBITS A-1 through A-5 hereto (collectively, the "Original Debentures").

     B. The due date for the Original Debentures is June 28, 2002 and Med has determined that it would be in the best interests of Med to enter into five (5) amended debentures (collectively, the "Amended Debentures") in the aggregate principal amount of $57,500,000, in order to, among other things, extend the maturity date of the Original Debentures to June 28, 2004 (such date, the "Maturity Date"), subject to acceleration upon certain Events of Default (as defined and set forth below).

     C. Pursuant to the Debenture Purchase and Subordination Agreement (defined below), TEGCO has agreed to purchase from PIBL one of the Original Debentures (such debenture, the "Transferred Debenture") for a purchase price of $12,500,000 and, as provided in the Transferred Debenture and in the Debenture Purchase and Subordination Agreement, to subordinate to PIBL any and all rights to payment or interest in collateral securing such Transferred Debenture that TEGCO would otherwise have as Holder of the Transferred Debenture.

     D. ARL has been established as a special purpose entity that is designed to provide a discrete pool of additional collateral for the Amended Debentures. In connection therewith, ARL has purchased various accounts receivable (collectively, the "Purchased A/R") from five (5) entities (each, a "Seller" and, collectively, the "Sellers") pursuant to Receivables Purchase Agreements (collectively, the "Existing Purchase Agreements") entered into between ARL and each respective Seller, each dated as of March 29, 2002.

     E. Med has previously provided a guaranty (the "Existing Med Guaranty") of ARL's obligations to pay the Purchase Price (as defined in the relevant Purchase Agreement) under each of the Purchase Agreements.

     F. In exchange for the Existing Med Guaranty executed and delivered by Med, ARL granted to Med a first priority security interest in all of the Purchased A/R and any other receivables held by ARL pursuant to a Security Agreement, dated as of March 29, 2002 (the "Existing Med/ARL Security Agreement"), which security interest shall be assigned by Med to PIBL.

     G. In order for PIBL to accept and agree to the amendment and extension of the Original Debentures that is requested by Med, PIBL has required of Med and the other parties to this Agreement, and Med, and Med and such other parties to this Agreement have agreed to, the other terms and conditions that are set forth in this Agreement and certain other documents referred to in this Agreement. PIBL has also required, and Med and such other parties to this Agreement have agreed, that Med and various entities related to Med shall execute and deliver various documents, instruments and agreements that are described in this Agreement.

     NOW, THEREFORE, in consideration of the premises, of the mutual covenants and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                   AGREEMENT:

     1. DEFINITIONS. For purposes of this Agreement, the following terms, when used herein, shall have the meanings set forth below:

     "Acknowledgment and Agreement of Rescission" means that certain Acknowledgment and Agreement of Rescission entered into by and between Med and PIBL as of June 14, 2002, pursuant to which Med and PIBL cancelled and treated as void AB INITIO any and all prior documentation and agreements concerning a "fiduciary loan" in the principal amount of $80,000,000.

     "Agreement" shall have the meaning set forth in the Preamble.

     "Amended Debentures" shall have the meaning set forth in the Recitals.

     "ARL" shall have the meaning set forth in the Preamble.

     "ARL Accounts" shall have the meaning set forth in Section 3(a).

     "ARL Account Value Threshold" shall have the meaning set forth in Section 3(a).

     "ARL Collection Account" means that certain collection account, bearing account number 3293007778, established by or on behalf of ARL at the Depositary Bank.

     "ARL Control Agreement" shall have the meaning set forth in Section 3(a).

     "ARL Debenture Collateral" shall have the meaning set forth in Section
3(a).

     "ARL Guaranty" shall have the meaning set forth in Section 4.

     "ARL Operating Agreement" means that certain Amended and Restated Limited Liability Company Agreement of ARL, dated as of June 28, 2002.

     "ARL Security Agreement" shall have the meaning set forth in Section 3(a).

     "Asset Sale" means any offering of securities or other transaction other than (i) sales of goods or the provision of services in the ordinary course of business, (ii) the offering or sale of any debt securities unaccompanied by any equity rights (such as warrants or conversion rights) or (iii) any sale of accounts receivable under financing arrangements with NCFE and its affiliates.

     "Chartwell" shall have the meaning set forth in the Preamble.

     "Closing" means the consummation of the transactions contemplated by this Agreement and the other Modification Documents, including the satisfaction or waiver of the closing conditions set forth in Section 11 and 12 of this Agreement.

     "Closing Date" means the date upon which the Closing hereunder occurs; PROVIDED that, if the Closing does not occur on or before August 15, 2002, there shall be no Closing Date hereunder and this Agreement and the other Modification Documents (other than the Acknowledgment and Agreement of Rescission, which shall remain valid and in full force and effect) shall be null and void and of no further force and effect.

     "Collateral Shares" shall have the meaning set forth in Section 2(a).

     "Debenture Collateral" shall have the meaning set forth in Section 3.

     "Debenture Purchase and Subordination Agreement" means that certain Debenture Purchase and Subordination Agreement entered into by TEGCO, PIBL and Med, as of the Closing Date, pursuant to which TEGCO is purchasing the Transferred Debenture from PIBL upon the terms and conditions set forth therein.

     "Depositary Bank" means Three Rivers Bank & Trust Company, or another major U.S. bank designated as a successor or replacement therefor from time to time by PIBL (or another agent for the Holders of the Amended Debentures designated by the Holders in writing to Med from time to time).

     "Event of Default" shall have the meaning set forth in Section 13.

     "Excluded Med Subsidiary" shall mean any Subsidiary of Med that: (i) has assets with a value of less than $500,000.00, (ii) has annual gross revenues of less than $500,000.00 and (iii) is not otherwise material to the business, operations and income of Med and its consolidated subsidiaries, taken as a whole. "Excluded Med Subsidiaries" means all such Subsidiaries.

     "Existing Med/ARL Security Agreement" shall have the meaning set forth in the Recitals.

     "Existing Med Guaranty" shall have the meaning set forth in the Recitals.

     "Existing Purchase Agreements" shall have the meaning set forth in the Recitals.

     "Financial Statements" means the financial statements of Med and its consolidated subsidiaries (including ARL), prepared in accordance with GAAP and SEC requirements for public company financial statements, in a manner consistent with the prior Financial Statements of Med;

     "Forbearance and Tolling Agreement" shall have the meaning set forth in
Section 11(j).

     "GAAP" means generally accepted accounting principals as in effect from time to time in the United States of America, applied on a consistent basis over the time period in question as to classification of items and amounts.

     "Holder" means PIBL or any other holder or beneficial owner of one or more of the Amended Debentures, from time to time; and "Holders" means all of such parties taken together.

     "Indebtedness Schedule" means an itemized schedule of all indebtedness of Med and its consolidated subsidiaries, showing any item of indebtedness (or related group of such items) in excess of $500,000 individually, and identifying for each such item of indebtedness (i) the creditor(s) to whom it is owed, (ii) the principal terms thereof (including the principal amount and rate of interest, current maturity, schedule for payments of interest and amortization of principal thereon, and subordination or seniority provisions thereof), (iii) any security interests granted or collateral pledged to secure such indebtedness, and (iv) any guarantees thereof or other credit support arrangements relating thereto.

     "Leverage Ratio" has the meaning set forth in Section 7(b).

     "Leverage Ratio Accounts Receivable" means private and government medical accounts of Med or any Med Subsidiaries that have an aging of less than one hundred and eighty (180) days.

     "Leverage Ratio Certificate" means certificate of both the Chief Financial Officer and chief accounting officer of Med, setting forth and certifying as accurate and complete (i) a calculation of the Leverage Ratio for Med as of the end of the relevant fiscal period, and (ii) an Indebtedness Schedule as of the end of the relevant fiscal period.

     "Mandatory ARL Prepayments" shall have the meaning set forth in Section
2(a).

     "Mandatory Med Prepayment Commencement Date" shall have the meaning set forth in Section 2(a).

     "Mandatory Med Prepayments" shall have the meaning set forth in Section
2(a).

     "Material Adverse Effect" means any change(s) or effect(s) that, individually or in the aggregate, are materially adverse to: (i) the assets, business, operations, income, prospects or condition (financial or otherwise) of Med and its consolidated Subsidiaries, taken as a whole, or to ARL or TEGCO, individually; (ii) the ability of Med and the other Med Parties to perform their respective obligations under this Agreement, the Amended Debentures, and the other Modification Documents to which they may be parties; or (iii) the validity or enforceability of this Agreement, the Amended Debentures, or the other Modification Documents, in any manner that would materially impair the practical realization by PIBL or the Holders of their rights, benefits or remedies under the Modification Documents.

     "Maturity Date" shall have the meaning set forth in the Recitals.

     "Med" shall have the meaning set forth in the Preamble.

     "Med Collection Account" means that certain collection account, bearing account number 3293007751, established by Med at the Depositary Bank.

     "Med Control Agreement" shall have the meaning set forth in Section 3(b).

     "Med Debenture Collateral" shall have the meaning set forth in Section
3(b).

     "Med Eligible Accounts Receivable" means private and government medical accounts of Med or any Med Subsidiaries that have an aging of less than one hundred and eighty (180) days PROVIDED that Med Eligible Accounts Receivable shall not include any receivables that have been sold or otherwise transferred to any purchaser(s) under financing arrangements with NCFE or its affiliates, regardless of whether such transaction is deemed to be a sale or a secured financing.

     "Med Parties" means Med, ARL, TEGCO and the Med Subsidiaries, and each, a "Med Party".

     "Med Reserve Account Interests" shall have the meaning set forth in Section 3(b).

     "Med Reserve Account Value Threshold" shall have the meaning set forth in
Section 3(b).

     "Med Security Agreement" shall have the meaning set forth in Section 3(b).

     "Med Security Interest Assignment Agreement" shall have the meaning set forth in Section 3(b).

     "Med Subsidiary" means and includes each present or future, direct or indirect Subsidiary of Med, other than any Excluded Med Subsidiary and "Med Subsidiaries" means and includes all such Subsidiaries (other than any Excluded Med Subsidiaries).

     "Med Subsidiaries Collateral Agent" means Citibank, N.A., a national banking association, or another major U.S. bank designated as a successor or replacement therefor, from time to time, by PIBL (or another agent for the Holders of the Amended Debentures designated by the Holders, from time to time, in a writing delivered to Med).

     "Med Subsidiaries Debenture Collateral" shall have the meaning set forth in
Section 3(c).

     "Med Subsidiaries Collateral Agency Agreement" shall have the meaning set forth in Section 3(c).

     "Med Subsidiaries Pledge and Security Agreement" shall have the meaning set forth in Section 3(c).

     "Modification Documents" means and includes this Agreement, the Acknowledgment and Agreement of Rescission, each of the Amended Debentures, the ARL Control Agreement, the ARL Guaranty, the ARL Security Agreement, the ARL Operating Agreement, the Debenture Purchase and Subordination Agreement, the Med Control Agreement, the Med Security Agreement, the Med Security Interest Assignment Agreement, the Med Subsidiaries Collateral Agency Agreement, the Med Subsidiaries Pledge and Security Agreement, the Forbearance and Tolling Agreement, the UCC Financing Statements, any Mortgages, and all other agreements, instruments, certificates and other documents executed by the parties hereto in connection herewith and therewith, and each, a "Modification Document".

     "NCFE" shall have the meaning set forth in Section 3(a).

     "Net Asset Sale Proceeds" means the net proceeds received by Med (net of the reasonable and customary costs of the relevant Asset Sale), whether directly or indirectly, via a distribution from any of the Med Subsidiaries, from any sale or other transfer of any assets or equity securities of Med or any of the Med Subsidiaries (whether such equity securities are outstanding or newly-issued) in any Asset Sale; PROVIDED, that "Net Asset Sale Proceeds" shall NOT include the proceeds from any Asset Sale relating to any of the Med Subsidiaries unless and until, and only to the extent that, the proceeds of the relevant Asset Sale have been, directly or indirectly, distributed or otherwise paid to, or for the benefit of, Med.

     "New Subsidiary" shall have the meaning set forth in Section 7(d).

     "Notice of Extension" shall have the meaning set forth in Section 16.

     "Original Debentures" shall have the meaning set forth in the Recitals.

     "Person" means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or department thereof, or any other entity, whether acting in an individual, fiduciary or other capacity.

     "PIBL" shall have the meaning set forth in the Preamble.

     "Purchase Agreements" shall mean and include the Existing Purchase Agreements and any other such agreement for the purchase of accounts receivable that has been individually and expressly approved, in writing, by the managers of ARL.

     "Purchased A/R" shall have the meaning set forth in the Recitals.

     "SEC" means the United States Securities and Exchange Commission and any other agency or governmental body that may hereafter succeed to the functions thereof.

     "Seller" and "Sellers" shall have the meaning set forth in the Recitals.

     "Sellers Override" means the percentage amount due to the Seller that sold the relevant ARL Accounts to ARL pursuant to a Purchase Agreement.

     "Servicing Costs" means reasonable and documented servicing and administrative fees and costs of collection on such accounts, such Servicing Costs not to exceed in any event: (i) in the case of ARL Accounts, five percent (5%) of the gross collection proceeds from the relevant ARL Accounts, or (ii) in the case of the Med Eligible Accounts Receivable, one percent (1%) of the gross collection proceeds from the relevant Med Eligible Accounts Receivable.

     "Subsidiary" means, as to any Person (a) a corporation of which outstanding shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors of such corporation are at the time owned, whether directly or through one or more intermediaries, or both, by such Person and (b) any partnership, limited liability company, association, joint venture or other business entity the controlling interest of which is at the time owned, directly or through one or more intermediaries, or both, by such Person.

     "Subsidiary Joinder" shall have the meaning set forth in Section 7(d).

     "TEGCO" shall have the meaning set forth in the Preamble.

     "Termination Date" shall have the meaning set forth in Section 16.

     "TLCS" shall have the meaning set forth in the Preamble.

     "Total Consolidated Indebtedness" means the total consolidated indebtedness of Med and its consolidated Med Subsidiaries, determined in accordance with GAAP in a manner consistent with the Financial Statements of Med.

     "Transferred Debenture" shall have the meaning set forth in the Recitals.

     "UCC Financing Statements" shall have the meaning set forth in Section 3.

     2. AMENDMENT OF ORIGINAL DEBENTURES; PURCHASE AND SALE OF TRANSFERRED DEBENTURE. Upon the terms and conditions described in this Agreement and the other Modification Documents, the parties hereto hereby amend and restate the Original Debentures (other than the Transferred Debenture) in order to extend the maturity to June 28, 2004 and modify the other terms and conditions of the Original Debentures as set forth in this Agreement and the other Modification Documents. Specifically, in connection with such amendment and restatement of the Original Debentures, on or prior to the Closing Date, each of the following shall occur:

          (a) AMENDED DEBENTURES. Med shall issue five (5) Amended Debentures, in substantially the form of EXHIBITS B-1 through B-5 attached hereto and incorporated herein by this reference, in the aggregate principal value of $57,500,000. Among other terms and conditions, the parties agree, that the previously existing right to convert the Original Debentures into shares of common stock of Med shall be deleted and shall not form a part of any of the Amended Debentures. In exchange for the Amended Debentures, PIBL will surrender to Med (i) the executed originals of each of the Original Debentures (other than the Transferred Debenture) and (ii) the stock certificates representing 13,200,000 shares of common stock of Med received by PIBL in connection with the Original Debentures (such shares, collectively, the "Collateral Shares").

          The Amended Debentures are subject to the following prepayment obligations of Med, all of which obligations shall be incorporated by reference into the terms and conditions of each of the Amended Debentures, with a pro rata share of the relevant amounts being paid to the Holder(s) of each of Amended Debentures:

               (i) mandatory cash prepayments by Med, to be made out of realizations on the Med Debenture Collateral, or from other sources of cash, in an aggregate amount of at least $6,000,000 prior to the Maturity Date for the Amended Debentures (such regular monthly payments by Med, together with the prepayment by Med required by clause 3(a)(iii) below, collectively, "Mandatory Med Prepayments"), on September 16, 2002 (such date, the "Mandatory Med Prepayment Commencement Date"), which Mandatory Med Prepayments shall (other than the first such prepayment) be made on the last business day of each calendar month, on the dates and in the amounts set forth in SCHEDULE 2(a)(i), with payments being made at the rate of (A) $100,000 per month for the first twelve (12) months following the Closing (including August 2002, the prepayment for which shall be made on the Mandatory Med Prepayment Commencement Date), (B) $400,000 per month thereafter, commencing in August of 2003, for a period of six (6) consecutive months and (C) $600,000 per month thereafter, commencing in February of 2004, for a period of four (4) consecutive months, or until such time as there has been payment in full, or some other form of complete satisfaction and discharge, of the Amended Debentures;

               (ii) mandatory cash prepayments of principal to be made solely out of collections by ARL on the ARL Debenture Collateral (net of applicable Servicing Costs and the Sellers Override), including any collections received during and after June of 2002 (such payments by ARL, "Mandatory ARL Prepayments"), which Mandatory ARL Prepayments shall be payable monthly in arrears on or prior to the tenth (10th) business day of each month, commencing on September 16, 2002, and shall continue until such time as there has been payment in full, or some other form of complete satisfaction and discharge, of the Amended Debentures;

               (iii) a mandatory cash prepayment of $25,000,000 (less the sum of any prepayments previously received from ARL Accounts under clause 3(a)(ii)) to be made on or before July 30, 2003; and

               (iv) Special Mandatory Prepayments, from time to time, from Net Asset Sale Proceeds, as described in Section 3(b)(iii).

          (b) TRANSFERRED DEBENTURE. Upon execution and delivery of the Debenture Purchase and Subordination Agreement, in substantially the form of EXHIBIT C attached hereto, by each of the parties thereto, and payment of the purchase price of $12,500,000, subject to the terms and conditions of the Debenture Purchase and Subordination Agreement, PIBL shall deliver to TEGCO the Transferred Debenture, in substantially the form of EXHIBIT B-6 attached hereto.

     3. GRANT OF SECURITY INTERESTS TO PIBL. As security for the payment obligations represented by the Amended Debentures, pursuant to the relevant documentation referred to below, the following parties hereby grant to PIBL, in its capacity as agent for the Holders of the Amended Debentures, a first priority (except as otherwise noted below) lien and security interest in and to the relevant collateral described below and all proceeds thereof (collectively, the "Debenture Collateral"):

          (a) ARL SECURITY INTEREST. ARL hereby grants to PIBL a first priority security interest in (i) medical accounts receivable owned by ARL (collectively, the "ARL Accounts") having an aggregate face value of not less than $100,000,000 (such value, the "ARL Account Value Threshold"), as identified on SCHEDULE 3(a)(i) attached hereto and incorporated herein by this reference, with all collections on the ARL Accounts, net of Servicing Costs and the Sellers Override, being directed to the ARL Collection Account to be used exclusively for payments on the Amended Debentures; (ii) all servicing, collateral and collection arrangements relating to the ARL Accounts, with the documentation related thereto specifying that PIBL (or such other agent as the Holders may, from time to time, designate in a writing provided to ARL) shall be the sole beneficiary of such ARL Accounts; PROVIDED that such security interest shall not apply to the portion of the Servicing Costs that are payable to National Century Financial Enterprises, an Ohio corporation ("NCFE") and its affiliates in connection with the ARL Accounts nor to the servicing, collateral and collection arrangements with NCFE and its affiliates related thereto; and (iii) any other assets that may be acquired or otherwise held by ARL on or after the date of this Agreement (collectively, the "ARL Debenture Collateral"). Such security interest in the ARL Debenture Collateral shall be evidenced by a security agreement, substantially in the form of EXHIBIT D attached hereto (the "ARL Security Agreement"), executed and delivered by ARL for the benefit of PIBL. Moreover, pursuant to an account control agreement, substantially in the form of EXHIBIT E attached hereto (the "ARL Control Agreement"), to be executed and delivered by ARL to PIBL, ARL hereby grants to PIBL a first priority security interest in the ARL Collection Account and the contents of the ARL Collection Account.

          (b) MED SECURITY INTEREST. Except as otherwise noted below, Med hereby grants to PIBL (as agent for the Holders of the Amended Debentures) a first priority security interest in:

               (i) any and all rights of Med or any of the Med Subsidiaries to receive, upon the terms and conditions set forth in the relevant Sale and Subservicing Agreement(s), $20,000,000 of funds (such amount, the "Med Reserve Account Value Threshold") that are currently held in reserves, in certain accounts as identified on SCHEDULE 3(b)(i) attached hereto and incorporated herein by this reference (the rights of Med and the Med Subsidiaries in such accounts, collectively, the "Med Reserve Account Interests"), for the benefit of NCFE and its affiliates pursuant to the relevant Sale and Subservicing Agreement(s), with all distributions on account of, or in relation to, the Med Reserve Account Interests being directed to the Med Collection Account to be used exclusively for payments on the Amended Debentures;

               (ii) all of the Med Eligible Accounts Receivable; PROVIDED, HOWEVER, that PIBL's security interest in the Med Eligible Accounts Receivable is subject to and (A) subordinate to a security interest in favor of the financing source(s) for the purchase of the Transferred Debenture and (B) subordinate to a security interest in favor of NCFE or its affiliates as the purchaser(s) of accounts receivable in various financing transactions, which security interest collateralizes, among other things, a repurchase right for rejected receivables under the relevant documents for such financing arrangements;

               (iii) the Net Asset Sale Proceeds, all of which shall be deposited in the Med Collection Account; PROVIDED, HOWEVER, that nothing in this Agreement or in any other Modification Documents shall require Med or any of the Med Subsidiaries to consummate any Asset Sale, or to sell any equity securities or other assets for its own account or to cause or make any distribution to be made in connection with any such Asset Sale; and

               (iv) all other assets that are now or may in the future be acquired or otherwise held by Med on or after the date of this Agreement (all of the foregoing set forth in clauses (i) through (iv), collectively, the "Med Debenture Collateral");

     PROVIDED that such security interest in the Med Debenture Collateral (x) shall not attach or otherwise apply with respect to any Medicaid, Medicare, CHAMPUS and CHAMPVA receivables and (y) shall cease to attach or otherwise apply to any receivables that have been sold or otherwise transferred to any purchaser(s) under financing arrangements with NCFE or its affiliates, regardless of whether such transaction is deemed to be a sale or a secured financing. Such security interest in the Med Debenture Collateral shall be evidenced by a security agreement, substantially in the form of EXHIBIT F attached hereto (the "Med Security Agreement"), executed and delivered by Med for the benefit of PIBL. In addition, pursuant to an assignment agreement, substantially in the form of EXHIBIT G attached hereto (the "Med Security Interest Assignment Agreement") by and between Med and PIBL, and acknowledged and agreed to by ARL, Med shall assign, convey and transfer to PIBL (as agent for the Holders of the Amended Debentures) all of the rights that Med holds in the Purchased A/R under the Existing Med/ARL Security Agreement. Moreover, pursuant to an account control agreement, substantially in the form of EXHIBIT H attached hereto (the "Med Control Agreement"), to be executed and delivered by Med to PIBL, Med hereby grants to PIBL (as agent for the Holders of the Amended Debentures) a first priority security interest in the Med Collection Account and the contents of the Med Collection Account.

          (c) MED SUBSIDIARIES SHARE PLEDGE AND GRANT OF SECURITY INTEREST IN OTHER DEBENTURE COLLATERAL. Each of Med and each of the Med Subsidiaries hereby pledge and grant to PIBL (as agent for the Holders of the Amended Debentures) a first priority security interest in (i) any and all capital stock or other equity securities of any of the Med Subsidiaries, (ii) any and all rights of any of the Med Subsidiaries to receive, upon the terms and conditions set forth in the relevant Sale and Subservicing Agreement(s), any portion of the Med Reserve Account Interests in amount up to the Med Reserve Account Value Threshold, and (iii) any interest of any of the Med Subsidiaries in the Med Eligible Accounts Receivable (collectively, the amounts referred to in clauses (i), (ii) and (ii), the "Med Subsidiaries Debenture Collateral"). Such security interest in the Med Subsidiaries Debenture Collateral shall be evidenced by a security agreement, substantially in the form of EXHIBIT I attached hereto (the "Med Subsidiaries Pledge and Security Agreement"), executed and delivered by the Med Subsidiaries for the benefit of PIBL (as agent for the Holders of the Amended Debentures), and the certificates, instruments or other evidence representing the relevant Med Subsidiaries Debenture Collateral shall be delivered to the Med Subsidiaries Collateral Agent, in its capacity as collateral agent for PIBL and the Holders of the Amended Debentures, upon terms and conditions that are set forth in a collateral agency agreement substantially in the form of EXHIBIT J attached hereto (the "Med Subsidiaries Collateral Agency Agreement"), by and among Med, the Med Subsidiaries and PIBL (as agent for the Holders of the Amended Debentures).

The parties further agree that PIBL (as agent for the Holders of the Amended Debentures) is hereby authorized to file any such UCC financing statements (collectively, the "UCC Financing Statements") as PIBL deems appropriate in order to perfect and continue its security interest in any of the above-described Debenture Collateral. In addition, to the extent that any of the Debenture Collateral described above constitutes real property, the relevant Med Party shall execute and file a mortgage or deed of trust, substantially in the form of EXHIBIT K attached hereto (each, a "Mortgage") in favor of PIBL (as agent for the Holders of the Amended Debentures). Each of Med, the Med Subsidiaries and PIBL (as agent for the Holders of the Amended Debentures) acknowledges and agrees that (i) the financing source(s) for the purchase of the Transferred Debenture shall have a security interest, which security interest shall be subordinate to the security interest of PIBL with respect to the Med Subsidiaries Debenture Collateral and all other assets of Med other than any accounts receivable of Med and (ii) pursuant to Section 9.2 of the relevant Sale and Subservicing Agreement(s) between the relevant Med Parties and NCFE and its affiliates, NCFE and its affiliates shall have a security interest, which security interest shall be (A) senior to the security interest of PIBL with respect to the accounts receivable of Med and the Med Subsidiaries and (B) subordinate to the security interest of PIBL with respect to the Med Subsidiaries Debenture Collateral and all other assets of Med other than any accounts receivable of Med.

     4. ARL GUARANTY. In consideration of the Existing Med Guaranty and other good and valuable consideration provided to ARL by Med, ARL has agreed to provide a secured guaranty for the benefit of PIBL (as agent for the Holders of the Amended Debentures), substantially in the form of EXHIBIT L attached hereto (the "ARL Guaranty"). The ARL Guaranty shall be secured by the ARL Debenture Collateral, as further described in the ARL Security Agreement.

     5.   REPRESENTATIONS AND WARRANTIES OF MED, ARL AND OTHER MED PARTIES.

          (a) Each of Med, ARL and each of the other Med Parties, hereby make the following representations and warranties to PIBL (for PIBL itself and as agent for the Holders of the Amended Debentures) as of the date hereof and as of the Closing Date:

               (i) ORGANIZATION, GOOD STANDING AND QUALIFICATION. Such Med Party is an entity duly organized, validly existing and in good standing under its jurisdiction of formation, has full power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted, and is duly qualified or licensed to do business as a foreign entity, and is in good standing, in all jurisdictions where the character of the properties it owns, leases or operates, or the conduct of its business, requires such qualification or licensing.

               (ii) DUE AUTHORIZATION, VALIDITY AND ENFORCEABILITY. Such Med Party has full legal right, power and authority, and all approvals required by law, to enter into this Agreement and the other Modification Documents, and to consummate such transactions and perform such obligations contemplated hereby and thereby as are applicable to such party. The execution, delivery and performance of each of this Agreement and the other Modification Documents to which such Med Party is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or other action by or on behalf of such Med Party, and each of this Agreement and the other Modification Documents to which such Med Party is a party constitute the legal, valid and binding obligation of such Med Party, enforceable in accordance with its terms.

               (iii) FAIR VALUE. Such Med Party is receiving fair equivalent value for the agreements and undertakings being made by it hereunder and the other Modification Documents to which it is a party.

               (iv) NO CONFLICTS WITH AGREEMENTS, ETC. Neither the execution and delivery of this Agreement, the Amended Debentures nor any of the other

          Modification Documents contemplated by this Agreement, nor the fulfillment of, or compliance with, the terms and conditions hereof and thereof, will conflict with, or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default under, the charter, by-laws, operating agreement or other governing or constituent document of any such Med Party any material contract, agreement, mortgage, indenture, lease, instrument, court order, statute, law, rule or regulation to which any such Med Party or its assets is subject, which conflict, breach, violations, or defaults, would constitute a Material Adverse Effect.

               (v) TITLE TO RELEVANT DEBENTURE COLLATERAL. Such Med Party has good and marketable title to (other than assets leased from other Persons), or a valid interest in, all of the relevant Debenture Collateral that has been pledged to PIBL or the Holders of the Amended Debentures by such Med Party under this Agreement.

               (vi) CONSENTS AND APPROVALS. Other than the consent of the Holders of the Amended Debentures, no consent, approval or authorization of or declaration, registration or filing with any governmental body or any non-governmental Person is required in connection with the execution or delivery of this Agreement, the Amended Debentures or the other Modification Documents by the relevant Med Party or the performance by such Med Party of its respective obligations hereunder or thereunder, or in connection with the consummation of the transactions contemplated hereby and thereby, or as a condition to the legality, validity or enforceability of this Agreement, the Amended Debentures or the other Modification Documents with respect to such Med Party, except for such consents, approvals, authorizations, declarations, registrations or filings as are required by the SEC and any securities listing exchange or similar body applicable to the equity securities of Med, the absence of which would not constitute, individually or in the aggregate, a Material Adverse Effect.

          (b) Med makes the following representations and warranties to PIBL (for PIBL itself and as agent for the Holders of the Amended Debentures), as of the date hereof and as of the Closing Date:

               (i) SUBSIDIARIES. Med does not have any Subsidiaries, except as set forth on SCHEDULE 5(b)(i) attached hereto. Each Subsidiary of Med, other than Excluded Med Subsidiaries, is a party to this Agreement, the Med Subsidiaries Pledge and Security Agreement, and each of the other Modification Documents to which all of the other Med Subsidiaries are required to be a party.

               (ii) TAXES. Except as set forth on SCHEDULE 5(b)(ii), Med has prepared and timely filed, or caused to be filed, on behalf of Med and each Person that is included as part of the consolidated group of Med, or has validly extended, all required federal, state, local and foreign tax returns that are required to have been filed by or on behalf of such Persons, which tax returns were prepared on a basis consistent with its financial records and all taxes shown thereon to be due have been timely paid in full or validly extended.

               (iii) LABOR MATTERS. Med is in material compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unlawful labor or employment practice nor has Med received any notice of a complaint, charge or allegation to the contrary, except for such practices and instances of non-compliance as do not constitute, individually or in the aggregate, a Material Adverse Effect. There is no (A) labor strike, dispute, slowdown or work stoppage pending or, to Med's best knowledge after due inquiry, threatened against or affecting any Med or any other Med Party, (B) pending material grievance or arbitration proceeding arising out of or under any collective bargaining agreement to which any Med or any other Med Party is a party, or is subject, or (C) rightful claim of wrongful discharge on the part of any present or former employee of Med or any other Med Party against any of such Persons, except for such instances referred to in the foregoing clauses (A), (B) and (C) as do not constitute, individually or in the aggregate, a Material Adverse Effect.

               (iv) NO VIOLATION OF GOVERNMENTAL ORDERS OR LAWS. Med is not in default under or in violation of any order of any court, arbitrator or governmental body or any statute or law or any rule or regulation of any governmental body (including, without limitation, any building, zoning, environmental or other ordinance, code or rule), which default or violation constitutes a Material Adverse Effect; and Med is not subject to, or a party to, any order of any court or governmental body arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters.

               (v) FINANCIAL STATEMENTS. Each of the Financial Statements of Med delivered to PIBL at or prior to the Closing pursuant to Section 11(e), and the Financial Statements of Med that have been filed with the SEC as part of the most recent Form 10-K and Form 10-Q of Med have been prepared in accordance with GAAP (except as noted thereon), consistently applied throughout the periods involved, and present fairly, in all material respects, the consolidated financial position of Med as at the relevant dates of the balance sheets contained therein and the respective results of operations and cash flows of Med for each of the respective periods then ended. As of the date of each of the balance sheets included in such Financial Statements, Med did not have any material indebtedness or liability, absolute or contingent, liquidated or unliquidated, that, in accordance with GAAP, would be reflected on such Financial Statements, except indebtedness and liabilities reflected or reserved against on such balance sheets or described in the notes thereto.

     6. REPRESENTATIONS AND WARRANTIES OF PIBL. PIBL, for itself and as agent for the Holders of the Amended Debentures, hereby makes the following representations and warranties to each Med Party, as of the date hereof and as of the Closing Date:

          (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. PIBL is an entity duly organized, validly existing and in good standing under its jurisdiction of formation, has full power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted, and is duly qualified or licensed to do business as a foreign entity, and is in good standing, in all jurisdictions where the character of the properties it owns, leases or operates, or the conduct of its business, requires such qualification or licensing.

          (b) DUE AUTHORIZATION, VALIDITY AND ENFORCEABILITY. PIBL has full legal right, power and authority, and all approvals required by law, to enter into this Agreement and the other Modification Documents to which it is a party, and to consummate such transactions and perform such obligations contemplated hereby and thereby as are applicable to PIBL. The execution, delivery and performance of each of this Agreement and the other Modification Documents to which PIBL is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or other action by or on behalf of PIBL and each of this Agreement and the other Modification Documents to which PIBL is a party constitutes the legal, valid and binding obligation of PIBL, enforceable in accordance with its terms.

          (c) CONSENTS AND APPROVALS. Other than the consent of the Holders of the Amended Debentures, no consent, approval or authorization of or declaration, registration or filing with any governmental body or any non-governmental Person is required in connection with the execution or delivery of this Agreement, the Amended Debentures or the other Modification Documents by PIBL, as agent for the Holders of the Original Debentures and the Amended Debentures, or the performance by PIBL of its respective obligations hereunder or thereunder, or in connection with the consummation of the transactions contemplated hereby and thereby, or as a condition to the legality, validity or enforceability of this Agreement, the Amended Debentures or the other Modification Documents with respect to PIBL.

          (d) FAIR VALUE. PIBL (as agent for the Holders of the Amended Debentures) is receiving fair equivalent value for the agreements and undertakings being made by PIBL hereunder.

          (e) COLLATERAL SHARES. The stock certificates evidencing the 13,200,000 Collateral Shares that are being delivered to Med by PIBL (as agent for the Holders of the Amended Debentures) in accordance with the terms and conditions of this Agreement represent the only certificates evidencing equity securities of Med that have been received by PIBL, the Holders, or their respective affiliates in connection with the Original Debentures.

     7. COVENANTS OF MED. Until such time as the Amended Debentures are repaid in full or otherwise satisfied and discharged, and unless PIBL (or such other agent as the Holders of the Amended Debentures may, from time to time, designate in a writing delivered to Med) shall otherwise consent in writing, Med shall, and, where applicable, shall cause each of the Med Parties to, comply with the following covenants:

          (a) FINANCIAL STATEMENTS. Med shall provide to PIBL, for itself and for each of the Holders (or such other agent as the Holders of the Amended Debentures may, from time to time, designate in a writing delivered to
     Med): (i) within ninety (90) days after the end of each fiscal year of Med (it being understood that the time period is extended to December 1, 2002 in the case of the fiscal year of Med ended March 31, 2002), Financial Statements of Med for such fiscal year, certified by Med's independent auditors, together with an Indebtedness Schedule and a Leverage Ratio Certificate for such fiscal year; and (ii) within forty-five (45) days after the end of each fiscal quarter of Med (it being understood that the time period is extended to August 30, 2002 in the case of the fiscal quarter ended June 30, 2002), Financial Statements of Med for such fiscal quarter, together with an Indebtedness Schedule and a Leverage Ratio Certificate for such fiscal quarter; PROVIDED that the required time for delivery of such Financial Statements under the foregoing clauses (i) or (ii) may be extended to the same extent that Med's required time of filing its Form 10-K or 10-Q, respectively, for such period is extended pursuant to SEC Rule 12b-25. PIBL agrees that, so long as Med continues as a reporting company under the Securities Exchange Act of 1934, delivery of Med's periodic reports filed with the SEC shall satisfy this requirement.

          (b) LEVERAGE RATIO. Except as provided below, Med will, at all times, maintain the ratio of the amount of its Total Consolidated Indebtedness as compared to the total Leverage Ratio Accounts Receivable (such ratio, the "Leverage Ratio") at or below 5.5 to 1.0; PROVIDED that Med shall be permitted to obtain debt financing from NCFE or its affiliates, or to pledge assets of Med and its Subsidiaries in any such financing arrangement entered into by TEGCO, where such financing occurs in connection with the purchase of the Transferred Debenture or to refinance such debt, in each case on reasonable terms and conditions customary for such types of financing, and any such financing or refinancing shall not be included in the calculation of the Leverage Ratio. In connection with acquisitions from unaffiliated sellers, Med will be permitted to incur additional indebtedness incurred to such Sellers as part of the purchase in connection with any such acquisition and to grant first priority security interests in any assets and in stock that is acquired in such an acquisition; PROVIDED that PIBL, as agent for the Holders of the Amended Debentures, will have a perfected security interest in all such assets or stock acquired in an acquisition that is second in priority only to such security interest granted to such sellers. In addition, Med may incur indebtedness in an amount not to exceed $5,000,000 for the settlement and resolution of certain litigation involving an entity referred to as "Network Pharmaceuticals", which litigation has been disclosed to PIBL.

          (c) CHANGE OF BUSINESS. Med shall not engage in any business other than providing alternative site health care services, and ancillary products and services, in North America and Europe.

          (d) NEW SUBSIDIARIES. Med shall not, after the date of this Agreement, directly or indirectly create or acquire any Subsidiary (each, a "New Subsidiary") unless such New Subsidiary executes and delivers to PIBL a counterpart signature page to (i) this Agreement, (ii) a Subsidiary Joinder in substantially the form that is attached as EXHIBIT A to the Med Subsidiaries Pledge and Security Agreement (a "Subsidiary Joinder"), and (iii) such other agreements, instruments and other documents as are reasonably necessary and appropriate in connection therewith, such that any such New Subsidiary is thereby bound by the terms and conditions hereof and thereof, including, without limitation, the grant to PIBL of a security interest in all of the capital stock or other equity securities of such New Subsidiary and any other Debenture Collateral held by such New Subsidiary; PROVIDED that these requirements shall not apply to any New Subsidiary during the time that it is an Excluded Subsidiary. Med shall not, after the date of this Agreement, directly or indirectly, acquire or hold, or cause or permit any Subsidiary to acquire or hold, any shares of stock or other equity security of a Med Subsidiary that is not subject to the pledge of the Med Subsidiaries Pledge and Security Agreement.

          (e) MAINTENANCE OF ARL. Med shall ensure that ARL shall, at all times, be maintained as a single-purpose Delaware limited liability company whose sole purpose is to provide collateral to secure and funds to pay the Amended Debentures such that Med shall ensure that ARL shall:

               (i) refrain from engaging in any business other than: (A) the collection and liquidation of the ARL Debenture Collateral for the benefit of PIBL (as agent for the Holders of the Amended Debentures) and the Sellers; (B) the acquisition of such additional assets to serve as ARL Debenture Collateral as the managers of ARL may from time to time approve, and (C) such other activities as are incidental or necessary to the performance of ARL's collection and liquidation activities referred to above;

               (ii) not incur any funded debt other than indebtedness under the Amended Debentures or the Purchase Agreements with Sellers, or encumber any of its assets other than for liens in favor of the Holders or their designated agent; and

               (iii) be governed by the ARL Operating Agreement, in substantially the form of EXHIBIT M attached hereto, which ARL Operating Agreement shall not be amended without the advance written consent of PIBL, in its capacity as the designated representative of the Holders.

          (f) ASSET SALES. Med shall not, and will not permit any of the Med Subsidiaries to, engage in any Asset Sale, unless either (i) the proceeds or, in the case of any Med Subsidiaries, the Net Asset Sale Proceeds, are applied to pay amounts due under the Amended Debentures or (ii) Med shall pledge, or cause to be pledged, for the benefit of PIBL, additional assets as collateral for the Amended Debentures of a value that is equal to or greater than the value of the Debenture Collateral that is disposed of in connection with such Asset Sale; PROVIDED that no such additional collateral will need to be pledged after the occurrence of an Asset Sale in the event that, after taking into account the effect of the relevant Asset Sale, the then existing Debenture Collateral securing the Amended Debentures is sufficient to provide Debenture Collateral coverage that is equal to or greater than one hundred and forty percent (140%) of the then outstanding principal balance of the Amended Debentures.

          (g) SUBSTITUTE FINANCING USED TO REPAY AMENDED DEBENTURES. In the event that, after the Closing Date, Med or any other Med Party is able to obtain funds from a third party for the purpose of repaying all, or a significant portion of the then outstanding principal balance of, and accrued but unpaid interest on, the Amended Debentures, Med shall pay, or cause the source of such financing to pay directly, to PIBL (as agent for the Holders of the Amended Debentures) the proceeds from any such substitute financing transaction (net of customary and reasonable third party expenses of such transaction) which payment shall be applied against payments of principal owing under the Amended Debentures in reverse order of maturity (starting first with the final payment of principal that is due on June 28, 2004), together with accrued and unpaid interest on the principal amount so repaid; PROVIDED that any such substitute financing transaction must (i) take place on reasonable terms and conditions, as are customary for such types of financing transactions; (ii) be in amount that will result in a repayment to the Holders of the Amended

     Debentures of at least ten million dollars ($10,000,000) of the then outstanding principal balance of the Amended Debentures, together with accrued but unpaid interest on such portion of the principal balance; and
     (iii) as between the Med Parties and PIBL, acting on behalf of the Holders of the Amended Debentures, not result in a final and irrevocable release of any material portion of the Debenture Collateral until the ninety-first
     (91st) day following the payment of the relevant proceeds to PIBL, on behalf of the Holders of the Amended Debentures.

          (h) CONSEQUENCES OF RETURN OF PURCHASE PRICE FOR TRANSFERRED DEBENTURE. In the event that a court of competent jurisdiction or a governmental body with jurisdiction over the relevant parties issues an order, writ or decree that requires or otherwise causes PIBL or the Holders of the Amended Debentures to, in whole or in part, repay or otherwise return the purchase price that is paid for the Transferred Debenture under the Debenture Purchase and Subordination Agreement, and the obligation to repay the corresponding portion of the principal amount of the Original Debentures represented by the Transferred Debentures is not otherwise paid, satisfied or discharged with respect to the Med Parties on or prior to the date thereof, Med shall thereupon promptly pay to PIBL, as agent for the Holders of the Amended Debentures, the amount of any such portion of the purchase price for the Transferred Debenture that is so repaid or otherwise returned by PIBL or the Holders of the Amended Debentures.

          (i) AMENDMENTS TO SALES AND SUBSERVICING AGREEMENT(S). Except with the advance written consent of PIBL (or such other agent as the Holders of the Amended Debentures may designate in a writing delivered to Med), which consent shall not be unreasonably withheld or delayed, Med shall not, nor shall it allow any Med Subsidiary to, agree to any amendments, consents, waivers or other modifications to or authorizations under any Sales and Subservicing Agreement relating to the Med Reserve Account Interests that, individually or in the aggregate, could reasonably be expected to have a material adverse effect upon the Med Reserve Account Interests or their value as Debenture Collateral.

          (j) NOTICE OF EVENTS OF DEFAULT. Promptly following Med's discovery or knowledge thereof, Med shall provide to PIBL, for itself and for each of the Holders, or to such other agent as the Holders may from time to time designate, written notice of any Event of Default under this Agreement.

          8. COVENANTS OF ARL. Until such time as the Amended Debentures are repaid in full or otherwise satisfied and discharged, and unless PIBL shall otherwise consent in writing, ARL shall comply with the following covenants:

          (a) SPECIAL PURPOSE NATURE. ARL shall, at all times, be maintained as a single-purpose Delaware limited liability company whose sole purpose is to provide collateral to secure and funds to pay the Amended Debentures such that ARL shall:

               (i) refrain from engaging in any business other than: (A) the collection and liquidation of the ARL Debenture Collateral for the benefit of PIBL (as agent for the Holders) and the Sellers; (B) the acquisition of such additional assets to serve as ARL Debenture Collateral as the managers of ARL may from time to time approve, and

          (C) such other activities as are incidental or necessary to the performance of ARL's collection and liquidation activities referred to above;

               (ii) not incur any funded debt other than indebtedness under the Amended Debentures or the Purchase Agreements with Sellers, or encumber any of its assets other than for liens in favor of the Holders or their designated agent; and

               (iii) be governed by the ARL Operating Agreement, which ARL Operating Agreement shall not be amended without the advance written consent of PIBL, in its capacity as the designated representative of the Holders.

     9. COVENANTS OF PIBL. Until such time as the Amended Debentures are repaid in full or otherwise satisfied and discharged, and unless Med shall otherwise consent in writing, PIBL, for itself and as agent for the Holders of the Amended Debentures, shall comply with the following covenants:

     (a) COOPERATION WITH SECURITIES LISTING EXCHANGE OF MED. Subject to applicable governmental and regulatory restrictions and procedures governing the disclosure of information regarding its clients, as may be requested directly by such securities listing exchange constituting a self-regulatory organization under the federal securities laws of the United States PIBL shall (i) provide information regarding the identity of the Holders of the Original Debentures and the Amended Debentures directly to the relevant United States securities listing exchange on which the equity securities of Med are quoted and (ii) otherwise make reasonable efforts to help ensure compliance with the requirements of such securities listing exchange that relate to, and are triggered as the result of, the relations between Med and PIBL.

     (b) SUBSTITUTE FINANCING USED TO REPAY AMENDED DEBENTURES. Provided that Med or the relevant Med Party complies with all of the relevant requirements of
Section 7(g) set forth above, PIBL, as agent for the Holders of the Amended Debentures, shall (i) accept the proceeds of any substitute financing of the type described in Section 7(g) and apply any such proceeds that are received in connection therewith as a repayment of the relevant portion of the then outstanding principal balance of the Amended Debentures and (ii) upon the terms and subject to the conditions set forth in Section 7(g), release from the lien held by PIBL, as agent for the Holders of the Amended Debentures, a portion of the Debenture Collateral equal to one hundred and forty percent (140%) of the principal amount of the Amended Debentures so repaid, provided that the Debenture Collateral remaining subject to the lien held by PIBL following such release shall be equal to at least one hundred and forty percent (140%) of the principal amount of the Amended Debentures remaining outstanding immediately following payment of the proceeds of such substitute financing to PIBL.

     10.  INTENTIONALLY RESERVED.

     11. CLOSING CONDITIONS OF PIBL. All of the obligations of PIBL under this Agreement and the other Modification Documents with respect to the issuance of the Amended Debentures and the other transactions described herein and therein shall be subject to the satisfaction of each of the following conditions, any or all of which may be waived, in whole or in part, by PIBL on or prior to the Closing Date:

          (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of each of the Med Parties contained in this Agreement and any other Modification Documents shall be true and correct in all material respects when made and as of the Closing Date.

          (b) MODIFICATION DOCUMENTS. Each of the Med Parties and all third parties other than PIBL (including the Med Subsidiaries Collateral Agent and the Depositary Bank) shall have delivered to PIBL such party's duly executed original signatures to this Agreement and each of the Modification Documents to which such Med Party is a party and every other agreement, instrument, certificate or other document required in connection herewith and therewith to be delivered at or before the Closing Date.

          (c) GOOD STANDING CERTIFICATES. PIBL shall have received a certificate of good standing for each of Med, ARL, TEGCO, Chartwell and TLCS issued by the office of the Secretary of State of the state of formation of such entity not more than ten (10) business days prior to the Closing Date.

          (d) SUBSIDIARY STOCK CERTIFICATES. PIBL shall have received written confirmation from the Med Subsidiaries Collateral Agent that, as agent for PIBL and the Holders of the Amended Debentures and subject to the terms and conditions of the Med Subsidiaries Collateral Agency Agreement, the Med Subsidiaries Collateral Agent holds all of the original stock certificates representing the Med Subsidiaries Debenture Collateral.

          (e) FINANCIAL STATEMENTS. (i) Prior to the Closing Date, PIBL shall have received the latest available draft of the annual Financial Statements of Med for the fiscal year of Med ended March 31, 2002 (lacking only the certification of KPMG, LLC, as the auditors of Med, thereon), together with an Indebtedness Schedule and a Leverage Ratio Certificate for such fiscal year and (ii) the final versions of such Financial Statements, Indebtedness Schedule and Leverage Ratio Certificate provided to PIBL at Closing shall not differ from the drafts thereof provided to PIBL in any respects that, individually or in the aggregate, are, in the reasonable judgment of PIBL, material and adverse to the interests of the Holders of the Amended Debentures.

          (f) ACCRUED INTEREST ON ORIGINAL DEBENTURES. PIBL shall have received payment, in cash, of the amount of $2,450,000, representing all accrued but unpaid interest on the Original Debentures through June 28, 2002.

          (g) PRICE FOR TRANSFERRED DEBENTURE. PIBL shall have received payment, in cash, of the $12,500,000 purchase price for the Transferred Debenture.

          (h) EXTENSION FEE. PIBL shall have received payment, in cash, of an extension fee of $350,000.

          (i) LEGAL OPINIONS. PIBL shall have received the legal opinion of Manatt, Phelps & Phillips, LLP, counsel to Med and ARL, in the form of EXHIBIT N attached hereto and incorporated herein by this reference.

          (j) FORBEARANCE AND TOLLING AGREEMENT. Each of Med, Frank P. Magliochetti, Jr., an individual, and NCFE shall have delivered to PIBL such party's duly executed original signatures to a forbearance and tolling agreement (such document, the "Forbearance and Tolling Agreement") in substantially the form of EXHIBIT O attached hereto and incorporated herein by this reference.

     12. CLOSING CONDITIONS OF THE MED PARTIES. All of the obligations of any of the Med Parties under this Agreement and the other Modification Documents with respect to the issuance of the Amended Debentures and the other transactions described herein and therein shall be subject to the satisfaction of each of the following conditions, any or all of which may be waived, in whole or in part, by the relevant Med Party on or prior to the Closing Date:

          (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of each of the PIBL contained in this Agreement and any other Modification Documents shall be true and correct in all material respects when made and as of the Closing Date.

          (b) MODIFICATION DOCUMENTS. PIBL shall have delivered to Med, as representative of the Med Parties, PIBL's duly executed original signatures to this Agreement and each of the Modification Documents to which PIBL is a party and every other agreement, instrument, certificate or other document required in connection herewith and therewith to be delivered at or before the Closing Date.

          (c) SURRENDER OF ORIGINAL DEBENTURES. PIBL shall have delivered to Med the instruments representing the executed originals of the Original Debentures (other than the Transferred Debenture), together with bond powers therefor executed in blank.

          (d) COLLATERAL SHARES. PIBL shall have delivered to Med all of the original stock certificates representing the Collateral Shares, together with stock powers therefor executed in blank.

          (e) TRANSFERRED DEBENTURE. PIBL shall have delivered, or caused to be delivered, the Transferred Debenture to TEGCO, together with bond powers therefor executed in blank.

          (f) FORBEARANCE AND TOLLING AGREEMENT. Each of PIBL and its affiliates that are a party thereto, shall have delivered to Med such party's duly executed original signatures to the Forbearance and Tolling Agreement.

     13. EVENTS OF DEFAULT. Subject to any applicable cure period described below, any one or more of the following events shall constitute an event of default by Med or another relevant Med Party under this Agreement (each, an "Event of Default"), any:

          (a) failure to make timely any payment of interest or principal (including Mandatory Med Prepayments, Mandatory ARL Prepayments or Special Mandatory Prepayments) due to the Holders or their agent under the Amended Debentures within five (5) business days of the due date;

          (b) failure to maintain continuously the priority and perfection of the lien upon the Debenture Collateral (other than failures affecting, in the aggregate, less than five percent

     (5%) of the total value of such Debenture Collateral, provided that such failures do not continue for longer than thirty (30) days);

          (c) failure by Med or ARL to maintain the Med Reserve Account Interests or the ARL Accounts, respectively, equal to or above the Med Reserve Account Value Threshold or the ARL Account Value Threshold (subject to adjustment to take into account any amounts previously collected and paid over to PIBL as of the relevant date of measurement), as the case may be (other than any failures that result, in the aggregate, in a shortfall equal to less than ten percent (10%) of such Account Value Threshold provided that such shortfall does not continue for a period of longer than sixty (60) days);

          (d) failure to comply with the Leverage Ratio that is not cured more than sixty (60) days after notice thereof;

          (e) bankruptcy, dissolution, receivership, assignment for the benefit of creditors, insolvency, or any similar event or proceeding affecting Med, ARL or any material Med Subsidiary;

          (f) default by Med, ARL or any material Med Subsidiary on other indebtedness, which indebtedness, individually or collectively, has an aggregate principal amount in excess of $5,000,000; PROVIDED that, if such defaulted indebtedness has not been accelerated, there shall be no "Event of Default" unless such indebtedness continues in default for a period of at least sixty (60) days;

          (g) judgment, writ or warrant of attachment or similar process affecting Med, ARL, any material Med Subsidiary or the respective properties thereof, involving: (i) in the aggregate, at any time, in excess of $5,000,000; PROVIDED that, if there has been no writ or warrant of attachment or similar process issued with respect to such judgment, there shall be no "Event of Default" unless such judgment continues unstayed for a period of at least sixty (60) days, or (ii) an order, judgment or decree of dissolution or split up of such entity;

          (h) material breach or default by (i) Med, ARL or any Med Subsidiary of those representations, warranties, covenants or other agreements to PIBL or the Holders in this Agreement or any of the other Modification Documents or (ii) any "Med Party" (as defined in the Forbearance and Tolling Agreement) or any "NCFE Party" (as defined in the Forbearance and Tolling Agreement) under the Forbearance and Tolling Agreement; PROVIDED that, if such breach or violation is reasonably subject to being cured, there shall be no Event of Default if such breach or violation is cured within (30) days after notice of such breach or violation); PROVIDED FURTHER that (A) there shall be no such opportunity to cure (x) a breach or violation of
     Section 7(j) or (y) any violation by Med, any other Med Party or Frank P. Magliochetti of the Forbearance and Tolling Agreement and (B) Med or any other relevant Med Parties shall have fifteen (15) days to cure any breach or violation of Section 7(a) before such breach or violation constitutes an Event of Default; and

          (i) merger, consolidation or sale of all or substantially all of the assets of, either Med or ARL, the result of which is that either (i) Med or ARL, as the case may be, will own, after such transaction, less than fifty percent (50%) of the asset value that Med or ARL, as the case may be, owned prior to such transaction or (ii) the shareholders of Med prior to such transactions, will own less than fifty percent (50%) of the outstanding voting shares of the resulting corporation after such transaction.

     Upon the occurrence of any Event of Default described in the foregoing clause (e), each of (x) the unpaid principal amount of and accrued interest on the Amended Debentures, and (y) all other obligations under the Modification Documents shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Med and each other Med Party. Upon the occurrence and during the continuation of any other Event of Default, PIBL (as agent for the Holders of the Amended Debentures or any other agent that the Holders of the Amended Debentures, from time to time, designate in a writing delivered to Med) or a majority in interest of the Holders may, at any time, by written notice to Company, declare all or any portion of the amounts described in clauses (x) and
(y) of the foregoing sentence to be, and the same shall forthwith become, immediately due and payable. Upon any such acceleration, PIBL (as agent for the Holders of the Amended Debentures or any other agent that the Holders of the Amended Debentures, from time to time, designate in a writing delivered to Med) or a majority in interest of the Holders may pursue any and all rights and remedies legally available to them, subject to the provisions of Section 14.

     14. REMEDIES UPON AN EVENT OF DEFAULT. Upon the occurrence of an Event of Default, PIBL shall have the following rights:

          (a) In the event that the Amended Debentures are not repaid in full on the Maturity Date, or when otherwise due in accordance with the terms and conditions of this Agreement, or upon the occurrence of:

               (i) an Event of Default described in Section 13(a) (involving payment defaults of greater than $100,000 in the aggregate), or

               (ii) after the expiration of applicable cure periods, an Event of Default described in Sections 13(b) through (h), the Holders and their agents (including PIBL in its capacity as agent for the Holders of the Amended Debentures) shall have the right to pursue any and all remedies legally available to them under the Modification Documents or under applicable law, in any order or priority that they may elect, and without notice to or consultation with Med, ARL or any other Person, except as may be required under applicable law.

          (b) Upon the occurrence of any other Event of Default (including an Event of Default under Section 13(i) of this Agreement), the Holders and their agents (including PIBL in its capacity as agent for the Holders of the Amended Debentures) shall have the right to pursue any and all remedies legally available to them under the Modification Documents or under applicable law, in the order and priority described below:

               (i) to receive the net proceeds, after payment of Servicing Costs and the Sellers Override, of any collections on the ARL Accounts;

               (ii) to enforce the pledge of and liquidate the proceeds contained in the ARL Collection Account;

               (iii) to receive the net proceeds, after payment of Servicing Costs, of any collections on the Med Eligible Accounts Receivable, subject to the prior right and interest (if any) of (A) the financing source(s) for the purchase of the Transferred Debenture and (B) the purchaser(s) of accounts receivable under financing arrangements with NCFE or its affiliates in such Med Eligible Accounts Receivable;

               (iv) to seek payment from, or otherwise proceed against the other assets of Med, the Med Subsidiaries or ARL; and

               (v) any other remedies or recourse available under the Modification Documents or applicable law.

          (c) No failure or delay on the part of any Holder or any agent of the Holders (including PIBL in its capacity as agent for the Holders of the Amended Debentures) in the exercise of any power, right or privilege hereunder or under any other Modification Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. Except as otherwise provided in this Agreement, all rights and remedies existing under this Agreement and the other Modification Documents are cumulative to, and not exclusive of, any rights or remedies that are otherwise available.

     15   FURTHER ASSURANCES. Each of the parties hereto agrees at any time and from time to time, upon request, to do, execute, acknowledge and deliver, or to cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, powers of attorney and assurances as may be required in order to carry out or give effect to the terms and conditions of this Agreement.

     16. EFFECTIVENESS, TERM AND TERMINATION. This Agreement and the other Modification Documents shall take effect only if the Closing occurs on or before August 15, 2002. In the event that the Closing does not occur on or prior to such date, this Agreement and the other Modification Documents (other than the Acknowledgment and Agreement of Rescission, which shall remain valid and in full force and effect) shall be null and void and be of no further force and effect. Except as otherwise provided in this Agreement, and unless expressly extended pursuant to a written notice of extension (a "Notice of Extension") executed and delivered by each of the parties to this Agreement, any and all obligations and agreements of the parties under this Agreement shall terminate, and be of no further force and effect, as of the later of (i) June 28, 2004 and (ii) the ninety-first day after the date on which all of the obligations owed to PIBL (as agent for the Holders of the Amended Debentures) under the Amended Debentures have been fully paid, or are otherwise satisfied and discharged (such date, the "Termination Date"). It being understood that, in the event that any Notice of Extension is executed and delivered, the Termination Date shall be deemed to refer to the subsequent date referenced in such Notice of Extension.

     17.  PAYMENTS TO PIBL AND THE HOLDERS.

          (a) All payments to be made at the Closing to PIBL (for itself or on behalf of the Holders of the Amended Debentures), whether of principal, interest, fees or the purchase price for the Transferred Debenture, and whether from Med, TEGCO or any other source, shall, at the discretion of Med, be made by either (i) a bank cashier's check made out to the order of "Private Investment Bank Limited" issued by and drawn upon a U.S. money center bank reasonably acceptable to PIBL, and delivered in person at the Closing to a representative of PIBL designated in writing by PIBL to Med and TEGCO or (ii) a wire transfer that satisfies the requirements of
     Section 17(b) below.

          (b) Following the Closing, any and all payments principal, interest, fees or other obligations (including, without limitation, prepayments made pursuant to Section 2(a) of this Agreement) on or in connection with the Amended Debentures shall be made to PIBL (as the agent for the Holders of the Amended Debentures), or such other agent that the Holders of the Amended Debentures shall designate in a writing delivered to Med, by wire transfer of funds to a bank account designated in writing to Med by PIBL (or such other agent that the Holders of the Amended Debentures shall designate in a writing delivered to Med), from time to time, for such purpose. Until Med is otherwise instructed pursuant to this Agreement, all such payments shall be made to:

               The Northern Trust International Banking Corporation Fedwire ABA # 026001122
               CHIPS        # 0112/UID 220337
               40 Broad Street, 10th Floor
               New York, New York 10004
               SWIFT CNORUS33
               REF:  For the Account # 107862-20230
                     of Private Investment Bank Limited
                     SWIFT DWCIBSNS

          (c) All such payments shall be made in United States Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to PIBL (or such other agent that the Holders of the Amended Debentures shall designate in a writing delivered to Med) not later than 10:00 A.M. (New York time) on the date due.

          (d) The foregoing instructions for payments on the Amended Debentures for the benefit of the Holders may be changed by written notice to Med, pursuant to this Agreement, by either PIBL (or such other agent that the Holders of the Amended Debentures shall designate in a writing delivered to
     Med) or, in the case of any individual Amended Debenture, by the Holder(s) of such Amended Debenture.

     18. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and remain in full force and effect, notwithstanding any investigation at any time made by or on behalf of the parties.

     19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure only to the benefit of the parties to this Agreement and their respective successors and permitted assigns, and no other parties shall have any rights or obligations under this Agreement. This Agreement may not be assigned or delegated by any party without the consent of the other parties.

     20. NOTICES. All notices, requests, demands and other communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, or sent by Federal Express or other similar overnight courier service, addressed to the recipient at the address set forth beneath its signature to this Agreement or, if given by telecopier, when such telecopy is transmitted and the appropriate answer back is received (or to such changed address or telecopy number as such party may have specified by notice given as aforesaid).

     21. GOVERNING LAW; VENUE. This Agreement shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of law. The parties agree that all actions or proceedings initiated by any party hereto arising directly or indirectly out of this Agreement shall be litigated in federal or state court in New York, New York. The parties hereto expressly submit and consent in advance to such jurisdiction and agree that service of summons and complaint or other process papers may be made by registered or certified mail addressed to the relevant party at the address(es) set forth below. The parties hereto waive any claim that a federal or state court in New York, New York is an inconvenient or an improper forum.

     22. ENTIRE AGREEMENT. This Agreement, the other Modification documents and the other documents referenced herein and therein set forth the entire agreement among the parties with respect to its subject matter. This Agreement may not be amended or otherwise modified except in writing duly executed by all of the parties. No waiver of any provision or breach of this Agreement shall be effective unless such waiver is in writing and signed by the party against which enforcement of such waiver is sought. A waiver by any party of any breach or violation of this Agreement shall not be deemed or construed as a waiver of any subsequent breach or violation thereof.

     23. ATTORNEY'S FEES. The prevailing party in any suit, arbitration or other proceeding brought to enforce any provisions of this Agreement, shall be entitled to recover all costs and expenses of the proceeding and investigation (not limited to court costs), including reasonable attorneys' fees.

     24. AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented only by a writing executed by each of the parties. Any party may in writing waive any provision of this Agreement to the extent such provision is for the benefit of the waiving party. No waiver by any party of a breach of any provision of this Agreement shall be construed as a waiver of any subsequent or different breach, and no forbearance by a party to seek a remedy for noncompliance or breach by any other party shall be construed as a waiver of any right or remedy with respect to such noncompliance or breach.

     25. SEVERABILITY. Should any part, term or condition hereof be declared illegal or unenforceable or in conflict with any other law, the validity of the remaining portions or provisions of this Agreement shall not be affected thereby, and the illegal or unenforceable portions of the

Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact.

     26. CONTRACTUAL NOMENCLATURE. All references herein to "Dollars" or "$" shall mean Dollars of the United States of America, its legal tender for all debts public and private. Wherever used herein and to the extent appropriate, the masculine, feminine or neuter gender shall include the other two genders, the singular shall include the plural, and the plural shall include the singular.

     27. AMBIGUITIES. The parties to this Agreement agree and understand that the general rule that ambiguities are to be construed against the drafter shall not apply to this Agreement. In the event that any language of this Agreement is found to be ambiguous, each party shall have an opportunity to present evidence as to the actual intent of the parties with respect to any such ambiguous language, consistent with the parole evidence rule.

     28. COUNTERPARTS. This Agreement may be executed in counterparts (including counterparts delivered by facsimile), each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same document.

     29. HEADINGS. Any section and subsection headings that are included in this Agreement are for convenience only and shall not control or affect the meaning or interpretation of any terms or provisions of this Agreement.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

                                   MED DIVERSIFIED, INC.

                                       By: /s/ Frank P. Magliochetti, Jr.
                                          --------------------------------------
                                       Name: Frank P. Magliochetti, Jr.
                                       Title: Chairman & CEO
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2568
                                       Attn:
                                             -----------------------------------


                                   AMERICAN REIMBURSEMENT, LLC

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name: Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2568
                                       Attn:
                                             -----------------------------------


                                   TEGCO INVESTMENTS, LLC

                                       By: /s/ Frank P. Magliochetti, Jr.
                                          --------------------------------------
                                       Name: Frank P. Magliochetti, Jr.
                                       Title: President
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2568
                                       Attn:
                                             -----------------------------------


                                   PRIVATE INVESTMENT BANK LIMITED

                                       By: /s/ Jean-Francois Furrer
                                          --------------------------------------
                                       Name: Jean-Francois Furrer
                                       Title: Director
                                       Address: Devonshire House, Queen Street,
                                       P.O. Box N-3918
                                       Nassau, Bahamas
                                       Telecopy: (242) 302-59-70
                                       Attn:
                                             -----------------------------------


                     [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                                   CHARTWELL DIVERSIFED SERVICES, INC.

                                       By: /s/ Frank P. Magliochetti, Jr.
                                          --------------------------------------
                                       Name: Frank P. Magliochetti, Jr.
                                       Title: President
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: 978-323-2568
                                       Attn:
                                             -----------------------------------


                                   TENDER LOVING CARE HEALTH CARE SERVICES, INC.

                                       By: /s/ Frank P. Magliochetti, Jr.
                                          --------------------------------------
                                       Name: Frank P. Magliochetti, Jr.
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: 978-323-2568
                                       Attn:
                                             -----------------------------------


                                   TRESTLE CORPORATION

                                       By: /s/ Frank P. Magliochetti, Jr.
                                          --------------------------------------
                                       Name: Frank P. Magliochetti, Jr.
                                       Title: Chairman
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: 978-323-2568
                                       Attn:
                                             -----------------------------------


                                   RESOURCE PHARMACY, INC.

                                       By: /s/ Frank P. Magliochetti, Jr.
                                          --------------------------------------
                                       Name: Frank P. Magliochetti, Jr.
                                       Title: President
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: 978-323-2568
                                       Attn:
                                             -----------------------------------


                     [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                                   CHARTWELL COMMUNITY SERVICES, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   CHARTWELL CARE GIVERS, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   CHARTWELL MANAGEMENT COMPANY, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly

                                   T.L.C. HOME HEALTH CARE, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name: Edwin A. Reilly
                                       Title:   Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                     [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                                   CHARTWELL HOME THERAPIES, L.P.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   CHARTWELL PENNSYLVANIA, L.P.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   CHARTWELL MIDWEST INDIANA, LLC

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   CHARTWELL SOUTHERN NEW ENGLAND, LLC

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                     [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                                   CHARTWELL ROCKY MOUNTAIN REGIONAL SERVICES

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   CHARTWELL U.C. DAVIS HEALTH SYSTEMS, LLC

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   CHARTWELL MICHIGAN, LLC

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   NORTHWEST HOME CARE, LLC

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                     [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                                   INNOVA HOME THERAPIES, LLC

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   CHARTWELL WISCONSIN ENTERPRISES, LLC

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   CHARTWELL-MIDWEST WISCONSIN, LLC

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   CHARTWELL-MIDWEST WISCONSIN HEALTH
                                   RESOURCES, LLC

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                     [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                                   ALBERT GALLATIN HOME CARE, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts  01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   CARECO, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts  01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   T.L.C. MIDWEST, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts  01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   T.L.C. MEDICARE SERVICES OF DADE, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts  01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                     [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                                   T.L.C. MEDICARE SERVICES OF BROWARD, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   TENDER LOVING CARE HOME CARE SERVICES, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   U.S. ETHICARE CORPORATION

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   U.S. ETHICARE CHAUTAUQUA CORPORATION

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                     [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                                   U.S. ETHICARE ERIE CORPORATION

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   U.S. ETHICARE NIAGARA CORPORATION

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   ETHICARE CERTIFIED SERVICES, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   STAFF BUILDERS, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                     [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                                   S.B.H.F., INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   STAFF BUILDERS SERVICES, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   STAFF BUILDERS HOME HEALTH CARE, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                                   ST. LUCIE HOME HEALTH AGENCY, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Telecopy: (978) 323-2500
                                       Attn:  Edwin A. Reilly


                     [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                                   A RELIABLE HOMEAKER OF MARTIN-ST. LUCIE
                                   COUNTY, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Attn:  Edwin A. Reilly

                                   STAFF BUILDERS INTERNATIONAL, INC.

                                       By: /s/ Edwin A. Reilly
                                          --------------------------------------
                                       Name:  Edwin A. Reilly
                                       Title: Agent
                                       Address: 200 Brickstone Square, Suite 403
                                       Andover, Massachusetts 01810
                                       Attn:  Edwin A. Reilly


                     [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULES:

SCHEDULE 2(a)(i)       Amounts and Dates of Monthly Prepayments
SCHEDULE 3(a)(i)       Listing of ARL Accounts
SCHEDULE 3(b)(i)       Listing of Med Reserve Account Interests
SCHEDULE 5(b)(i)       Listing of Med Subsidiaries
SCHEDULE 5(b)(ii)      Exceptions with Respect to Taxes and Tax Returns

EXHIBITS:

EXHIBITS A-1 TO A-5    Original Debentures
EXHIBIT B-1 TO B-5     Form of Amended Debentures
EXHIBIT B-6            Form of Transferred Debenture
EXHIBIT C              Form of Debenture Purchase and Subordination Agreement
EXHIBIT D              Form of ARL Security Agreement
EXHIBIT E              Form of ARL Control Agreement
EXHIBIT F              Form of Med Security Agreement
EXHIBIT G              Form of Med Security Interest Assignment Agreement
EXHIBIT H              Form of Med Control Agreement
EXHIBIT I              Form of Med Subsidiaries Pledge and Security Agreement
EXHIBIT J              Form of Med Subsidiaries Collateral Agency Agreement
EXHIBIT K              Form of Mortgage
EXHIBIT L              Form of ARL Guaranty
EXHIBIT M              Form of ARL Operating Agreement
EXHIBIT N              Form of Manatt, Phelps & Phillips LLP Legal Opinion
EXHIBIT O              Form of Forbearance and Tolling Agreement

                                SCHEDULE 2(a)(i)

                    AMOUNTS AND DATES OF MONTHLY PREPAYMENTS

NO.       DATE                                         MONTHLY PREPAYMENT AMOUNT
--------- ----------------------------------------------------------------------
1.        Monday, September 16, 2002                              $   100,000.00
2.        Monday, September 30, 2002                              $   100,000.00
3.        Thursday, October 31, 2002                              $   100,000.00
4.        Friday, November 29, 2002                               $   100,000.00
5.        Tuesday, December 31, 2002                              $   100,000.00
6.        Friday, January 31, 2003                                $   100,000.00
7.        Friday, February 28, 2003                               $   100,000.00
8.        Monday, March 31, 2003                                  $   100,000.00
9.        Wednesday, April 30, 2003                               $   100,000.00
10.       Friday, May 30, 2003                                    $   100,000.00
11.       Monday, June 30, 2003                                   $   100,000.00
12.       Thursday, July 31, 2003                                 $   100,000.00
13.       Friday, August 29, 2003                                 $   400,000.00
14.       Tuesday, September 30, 2003                             $   400,000.00
15.       Friday, October 31, 2003                                $   400,000.00
16.       Friday, November 28, 2003                               $   400,000.00
17.       Wednesday, December 31, 2003                            $   400,000.00
18.       Friday, January 30, 2004                                $   400,000.00
19.       Friday, February 27, 2004                               $   600,000.00
20.       Wednesday, March 31, 2004                               $   600,000.00
21.       Friday, April 30, 2004                                  $   600,000.00
22.       Monday, May 31, 2004                                    $   600,000.00
                                                                  --------------

                                                           TOTAL: $ 6,000,000.00
                                                                  --------------

                                SCHEDULE 3(a)(i)

                             LISTING OF ARL ACCOUNTS

                             See attached document.

[JANINE BOUDREAU HEALTHCARE CONSULTING LETTER HEAD]

     March 27, 2002

     The following information represents the methodology used to conduct the audit of the facilities/sites listed on Attachment A.

     The sample for each site represents at least 10% of total claims. A cross section of payor classes was chosen to ensure an appropriate representation. Once a sample was established, access into the appropriate billing system was initiated. Eleven different billing systems are represented in our sample. The history for each claim was accessed and printed. The individual claim totals were compared to the A/R balance to ensure accuracy.

     As part of our methodology, we choose 10% of all contracted services applicable to the sample, and ensured that contractual amounts, fee screens, and rate schedules were adhered to.

     It is important to note that there is approximately five million dollars in credit balances. We spoke with Jenny at the Mission site and she confirmed the fact that these credits do exist. Further she reported that one point seven million of the total has already been identified as credits by the insurer. Jenny reported to us that both she and Vicky are preparing refunds as requested.

     In total, we have reviewed 253 sites. The total net dollar value associated with these sites is (Ninety nine million five hundred eight thousand one hundred fifty five dollars and twenty-six cents) 99,508,155.26 net of the five million credit referred to above. Attached you will find a listing of each site with the total confirmed Receivable. In addition, we are providing you with the supporting documentation concerning our audit. In total, we have prepared and completed analysis on more that 100,000 claims.

A full scope management company providing clinical, administrative and financial support for the healthcare industry.

            400 West Cummings Park, Suite 5400, Woburn MA 01801-6525
                  Phone: 781-935-1300 * Toll Free: 877-935-1300
                 Web: www.jbhealthcare.com * Fax: 781-932-7900

     The methodology used is a standard approach when reviewing a sample of this size. Our sample supports the fact that the Receivable is true. The attached documentation confirms this.

     If you have questions regarding any aspect of this audit, or require any further information, please do not hesitate to contact me directly.

     Sincerely,

     /s/ Janine Boudreau

     Janine Boudreau
     President

     JAB/hs

     Attachments

                                                                         3/27/02
                             A/R BALANCE BY FACILITY

                   FACILITY                                          A/R BALANCE
                   --------                                          -----------
                    Abilene                                           191,281.09
                 Abilene add in                                        22,882.76
                   Abilene AI                                          61,726.87
               Abilene IA add in                                          993.35
                     Albany                                           717,891.??
                 Albany add in                                        108,410.35
               Albany/Plattsburg                                      515,129.15
            Albany/Plattsburg add in                                   37,164.57
                   Albuqerque                                         292,027.17
               Albuqerque add in                                      136,616.83
                 Albuqerque AI                                        393,323.29
              Albuqerque AI add in                                    106,983.62
                    Anaheim                                           393,022.65
                 Anaheim add in                                        60,385.81
                    Appleton                                            3,891.90
                Appleton add in                                        11,184.40
                    Atlanta                                            18,980.06
                     Austin                                           390,124.67
                 Austin add in                                        318,756.77
                   Austin AI                                          300,849.60
                Austin AI add in                                       25,838.13
                  Bakersfield                                             604.10
               Bakersfield add in                                       1,890.78
                   Baltimore                                          215,611.93
                Baltimore add in                                       73,257.81
                   Beaverton                                            9,994.05
                Beaverton add in                                        2,120.00
                   Birmingham                                           9,875.20
               Birmingham add in                                       22,542.74
                   Brownwood                                          215,297.76
                Brownwood add in                                       16,493.82
                  Brownwood AI                                         25,107.11
                Brownwood add in                                        1,047.20
                    Buffalo                                             7,075.85
                      Cary                                             17,033.33
                  Cary add in                                             980.00
                     Casper                                           227,352.21
                 Casper add in                                          5,915.??
              Channel Distribution                                      1,487.00
                   Charlotte                                          579,910.65
                Charlotte add in                                       18,509.72
                  Charlotte IA                                        104,062.08
              Charlotte IA add in                                       5,506.64
                   Chatsworth                                         324,663.76
               Chatsworth add in                                       66,423.69
                  Chattanooga                                          24,083.95
               Chattanooga add in                                         530.57

Prepared by JBHC, INC.

                                     1 of 6

                                                                         3/27/02
                             A/R BALANCE BY FACILITY

                   FACILITY                                          A/R BALANCE
                   --------                                          -----------
                   Cherry Hill                                         98,752.25
                Cherry Hill add in                                     37,443.76
                     Chicago                                          203,500.95
                  Chicago add in                                       15,514.10
                   Chicago HAI                                      3,689,517.39
                 Chicago Mest Med                                     998,562.82
                    Cincinnati                                        407,989.54
                Cincinnati add in                                     118,524.94
                    Cleveland                                         1??,011.52
                 Cleveland add in                                      23,349.52
                 Colorado Springs                                      79,491.26
             Colorado Springs add in                                   10,102.21
               Colorado Springs IA                                     75,619.74
            Colorado Springs IA add in                                  2,742.25
                Columbus (Dublin)                                     261,059.57
             Columbus (Dublin) add in                                  64,456.34
                Cont. Care Wyoming                                      1,310.79
            Cont. Care Wyoming add in                                     236.59
                    Coralville                                          4,805.03
                Coralville add in                                       7,642.71
              Corpus Christi add in                                     2,196.19
                      Dallas                                          702,980.69
                  Dallas add in                                       162,140.70
                    Dallas IA                                         680,237.38
                 Dallas IA add in                                      37,858.78
                    Deerfield                                         342,616.08
                 Deerfield add in                                      48,447.52
                  Deerfield MBI                                     2,981,599.98
                  Delta Cypress                                       272,365.62
                Delta Palm Springs                                    190,234.73
                 Delta San Diego                                      136,415.17
               Delta San Francisco                                     56,965.55
                      Denver                                           90,417.14
                  Denver add in                                        29,251.92
                    Denver IA                                         159,086.13
                 Denver IA add in                                      21,349.98
                    Des Moines                                         67,365.45
                Des Moines add in                                      25,366.39
                     Douglas                                            9,771.17
                  Douglas add in                                        1,724.51
                 East IDPN add in                                     257,???.05
                     EI Paso                                          425,639.97
                  EI Paso add in                                      123,479.58
                    EI Paso IA                                        308,194.11
                EI Paso IA add in                                      59,987.38
                    Fairfield                                          13,198.70
                 Fairfield add in                                      13,405.07

Prepared by JBHC, INC.

                                     2 of 6

                                                                         3/27/02
                             A/R BALANCE BY FACILITY

                  FACILITY                                           A/R BALANCE
                  --------                                           -----------
                  Farmington                                            2,787.31
              Farmington add in                                           392.64
             Farmington IA add in                                         163.50
                  Fort Dodge                                           29,384.20
              Fort Dodge add in                                         8,022.59
                  Fresenlus                                        48,779,426.00
                    Fresno                                            490,050.65
                Fresno add in                                         268,362.02
               Fresno Mesta Med                                       601,874.81
                 Grand Island                                          52,002.60
             Grand Island add in                                       35,799.17
                 Grand Rapids                                          82,431.25
             Grand Rapids add in                                       21,197.25
                  Harrisburg                                           22,854.64
              Harrisburg add in                                         1,682.70
                   Hartford                                           263,240.76
               Hartford add in                                         48,400.71
                   Hayward                                            422,357.60
               Hayward add in                                         147,518.74
                 HMA/Waltham                                          859,729.97
              HMA/Waltham add in                                      178,311.23
                   Houston                                          1,550,856.42
                Houston add in                                        699,328.13
                  Houston IA                                          408,945.61
              Houston IA add in                                        62,424.88
                Inland Empire                                         454,350.65
             Inland Empire add in                                      36,820.22
                   Jackson                                            227,567.53
                Jackson add in                                         34,540.77
                  Jackson IA                                           91,974.24
              Jackson IA add in                                         6,731.00
                 Jacksonville                                         758,268.58
             Jacksonville add in                                       44,238.48
               Jacksonville IA                                      1,085,820.24
            Jacksonville IA add in                                     52,994.68
                    Joplin                                            119,563.??
                Joplin add in                                          14,533.41
                 Kansas City                                          151,112.24
              Kansas City add in                                       36,470.41
                  Kennewick                                             2,534.66
               Kennewick add in                                         5,794.22
                 Lake Charles                                           2,818.02
             Lake Charles add in                                        6,746.80
                   Lansing                                                375.02
                Lansing add in                                          1,800.00
                  Las Vegas                                           275,558.45
               Las Vegas add in                                        31,812.05

Prepared by JBHC, INC.

                                     3 of 6

                                                                         3/27/02
                             A/R BALANCE BY FACILITY

                   FACILITY                                          A/R BALANCE
                   --------                                          -----------
                  Lewiston                                            181,932.73
               Lewiston add in                                         14,135.51
               Livingston HAI                                          52,398.99
                  Longwood                                             60,497.50
               Longwood add in                                         27,557.73
                 Los Angeles                                        3,912,130.02
              Los Angeles add in                                      353,741.39
                   Lubbock                                            138,622.31
               Lubbock add in                                          80,187.09
                 Lubbock AI                                            22,157.98
              Lubbock IA add in                                         2,898.43
                   Madison                                              1,069.96
               Madison add in                                           3,328.10
                   Medford                                              8,638.33
               Medford add in                                           2,817.84
                   Medfour                                                478.88
               Medfour add in                                           4,063.88
                   Mexico                                              43,113.14
                Mexico add in                                           7,567.26
                    Miami                                             303,055.31
                Miami add in                                            7,418.16
                  Milwaukee                                             4,923.35
              Milwaukee add in                                         40,550.49
                Mount Clemens                                           7,497.60
            Mount Clemens add in                                       17,551.46
               MW IDPN add in                                         316,923.??
                  Nashville                                            37,722.28
              Nashville add in                                         36,974.10
                  New York                                          1,737,???.85
               New York add in                                        162,380.58
                North Platte                                           11,211.85
             North Platte add in                                        6,591.77
                  Not Used                                                931.56
               Not Used add in                                             36.10
                 Ogdensberg                                               840.17
              Ogdensberg add in                                             2.82
                  Ohio HAI                                            326,930.74
                    Omaha                                              58,991.87
                Omaha add in                                           19,790.51
                   O'Neill                                             23,606.97
               O'Neill add in                                          10,442.46
               PAC IDPN add in                                        479,385.89
                  Pasedena                                            181,230.12
               Pasedena add in                                         22,940.71
                   Peoria                                               1,149.18
                Peoria add in                                           ?,867.20
               Pheonix/Tuscon                                         170,629.36

Prepared by JBHC, INC.

                                     4 of 6

                             A/R BALANCE BY FACILITY

                   FACILITY                                          A/R BALANCE
                   --------                                          -----------
             Pheonix/Tuscon add in                                     74,704.08
                Phoenix add in                                         52,664.89
                  Phoenix AI                                          628,817.47
              Phoenix AI add in                                        26,032.88
                 Philadelphia                                          17,604.85
              Philadelphia add in                                      15,997.40
                   Pinebrook                                        1,239,986.12
               Pinebrook add in                                       176,957.69
                   Pittsburg                                          352,477.30
               Pittsburg add in                                        20,926.67
                   Prescott                                             1,466.02
                Prescott add in                                         3,208.86
                  Prescott IA                                          37,863.84
              Prescott IA add in                                        6,350.68
                   Richmond                                           334,043.10
                Richmond add in                                       324,015.51
                  Sacramento                                          284,223.68
               Sacramento add in                                      362,104.75
                Sacramento/Rose                                       171,458.10
            Sacramento/Rose add in                                     26,379.59
                  San Antonio                                         560,510.26
              San Antonio add in                                      137,908.59
                San Antonio IA                                        495,979.41
             San Antonio IA add in                                    122,347.78
                 San Bernadino                                        101,259.36
             San Bernadino add in                                       1,882.04
                   San Diego                                          691,???.12
               San Diego add in                                        66,650.90
                   Santa Fe                                           316,820.65
                Santa Fe add in                                        23,794.81
                  Santa Fe IA                                         123,047.60
              Santa Fe IA add in                                       19,575.10
                   San Jose                                             1,059.80
                    Seattle                                           141,135.59
                Seattle add in                                         34,785.61
                   Sheridan                                            78,318.87
                Sheridan add in                                         3,410.23
                  Sioux City                                           69,209.52
               Sioux City add in                                       34,253.78
                    Spencer                                             7,835.41
                Spencer add in                                          5,256.37
                    Spokane                                           553,109.67
                Spokane add in                                         40,523.24
                  Springfield                                          98,243.95
              Springfield add in                                       59,277.75
                   St. Rose                                             4,844.10
                St. Rose add in                                        19,175.00

Prepared by JBHC, INC.

                                     5 of 6

                             A/R BALANCE BY FACILITY                     3/27/02

                  FACILITY                                          A/R BALANCE
                  --------                                         -------------
               Syracuse/Utica                                           3,325.52
            Syracuse/Utica add in                                         415.??
                   Tacoma                                               3,585.14
                Tacoma add in                                             996.00
                    Tampa                                              44,421.21
                Tampa add in                                           35,008.47
                    Taos                                               76,214.70
                 Taos add in                                           11,978.19
                   Taos IA                                             30,197.46
               Taos IA add in                                           4,970.10
                     TK                                             4,228,204.00
                   Toledo                                               5,893.24
                    Tulsa                                                 412.82
                Tulsa add in                                               73.72
                  Tuscon IA                                           314,659.89
              Tuscon IA add in                                         58,124.19
               Virginia Beach                                             414.63

                                                                   99,508,115.26

Prepared by JBHC, INC.

                                     6 of 6

                                SCHEDULE 3(b)(i)

                    LISTING OF MED RESERVE ACCOUNT INTERESTS

     All reserve accounts maintained by Med and the other Med Parties with NPF
VI. or NPF XII pursuant to the following Sale and Subservicing Agreements, as each such document may be amended from time to time:

     1. Sale and Subservicing Agreement dated as of January 15, 2001, by and among Med Diversified, Inc. (formerly e-MedSoft.com), NPF XII, Inc. and National Premier Financial Services, Inc.

     2. Sale and Subservicing Agreement dated as of July 11, 2000, by and among Chartwell Care Givers, Inc., NPF VI, Inc. and National Premier Financial Services, Inc.

     3. Sale and Subservicing Agreement dated as of July 11, 2000, by and among Chartwell Community Services, Inc., NPF VI, Inc. and National Premier Financial Services, Inc.

     4. Sale and Subservicing Agreement dated as of December 8, 1999, by and among A Reliable Homemaker of Martin-St. Lucie County, Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     5. Sale and Subservicing Agreement dated as of December 8, 1999, by and among Albert Gallatin Home Care, Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     6. Sale and Subservicing Agreement dated as of December 8, 1999, by and among Albert Gallatin Services Corporation, NPF XII, Inc. and National Premier Financial Services, Inc. (Albert Gallatin Services Corporation was merged into Staff Builders Services, Inc., as its successor in interest, on 10/27/00)

     7. Sale and Subservicing Agreement dated as of December 8, 1999, by and among Careco, Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     8. Sale and Subservicing Agreement dated as of December 8, 1999, by and among Ethicare Certified Services, Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     9. Sale and Subservicing Agreement dated as of December 8, 1999, by and among Home Health Care, Inc., NPF XII, Inc. and National Premier Financial Services, Inc. (Home Health Care, Inc. was merged into Staff Builders Home Health Care, Inc., as its successor in interest, on 9/21/00)

     10. Sale and Subservicing Agreement dated as of December 8, 1999, by and among Medvisit, Inc., NPF XII, Inc. and National Premier Financial Services, Inc. (Medvisit, Inc. was merged into Staff Builders Services, Inc., as its successor in interest, on 9/20/00)

     11. Sale and Subservicing Agreement dated as of December 8, 1999, by and among Personnel Industries, Inc., NPF XII, Inc. and National Premier Financial Services, Inc. (Personnel Industries, Inc. was dissolved as of 8/21/00)

     12. Sale and Subservicing Agreement dated as of December 8, 1999, by and among S.B.H.F., Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     13. Sale and Subservicing Agreement dated as of December 8, 1999, by and among Advanced Management Solutions, Inc. (formerly SBPP, Inc.), NPF XII, Inc. and National Premier Financial Services, Inc. (Advanced Management Solutions was dissolved as of 4/26/02)

     14. Sale and Subservicing Agreement dated as of December 8, 1999, by and among St. Lucie Home Health Agency, Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     15. Sale and Subservicing Agreement dated as of December 8, 1999, by and among Staff Builders Home Health Care, Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     16. Sale and Subservicing Agreement dated as of December 8, 1999, by and among Staff Builders International, Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     17. Sale and Subservicing Agreement dated as of December 8, 1999, by and among Staff Builders Services, Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     18. Sale and Subservicing Agreement dated as of December 8, 1999, by and among T.L.C. Medicare Services of Broward, Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     19. Sale and Subservicing Agreement dated as of December 8, 1999, by and among T.L.C. Medicare Services of Dade, Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     20 Sale and Subservicing Agreement dated as of December 8, 1999, by and among T.L.C. Midwest, Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     21. Sale and Subservicing Agreement dated as of December 8, 1999, by and among Tender Loving Care Health Care Services, Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     22. Sale and Subservicing Agreement date as of December 8, 1999, by and among Tender Loving Care Home Care Services, Inc., NPF XII, Inc. and National Premier Financial Services, Inc.

     23. Sale and Subservicing Agreement dated as of December 8, 1999, by and among Tender Loving Care Private Patient Company, Inc., NPF XII, Inc. and National Premier Financial Services, Inc. (Tender Loving Care Private Patient Company, Inc., was merged into Staff Builders Services, Inc., as its successor in interest, on 11/30/00)

     24. Sale and Subservicing Agreement dated as of December 8, 1999, by and among U.S. Ethicare Albany Corporation, NPF XII, Inc. and National Premier Financial Services, Inc. (U.S. Ethicare Albany Corporation was merged into U.S. Ethicare Corporation, as its successor in interest, on 7/20/00)

     25. Sale and Subservicing Agreement dated as of December 8, 1999, by and among U.S. Ethicare Chautauqua Corporation, NPF XII, Inc. and National Premier Financial Services, Inc., as may be amended from time to time.

     26. Sale and Subservicing Agreement dated as of December 8, 1999, by and among U.S. Ethicare Erie Corporation, NPF XII, Inc. and National Premier Financial Services, Inc.

     27. Sale and Subservicing Agreement dated as of December 8, 1999, by and among U.S. Ethicare Niagara Corporation, NPF XII, Inc. and National Premier Financial Services, Inc.

     28. Sale and Subservicing Agreement dated as of December 8, 1999, by and among U.S. Ethicare Onondaga Corporation, NPF XII, Inc. and National Premier Financial Services, Inc. (U.S. Ethicare Onondaga Corporation was merged into U.S. Ethicare Corporation, as its successor in interest, on 5/03/02)

                                SCHEDULE 5(b)(i)

                           LISTING OF MED SUBSIDIARIES

MED SUBSIDIARIES:

1.) Chartwell Diversified Services, Inc., a Delaware corporation
        (a) Chartwell Community Services, Inc., a Texas corporation
        (b) Chartwell Care Givers, Inc., a Delaware corporation
        (c) Chartwell Management Company, Inc., a Pennsylvania corporation
        (d) Chartwell Home Therapies, L.P., a Massachusetts limited partnership
              (i) Chartwell Pennsylvania, L.P., a Delaware limited partnership
              (ii) Chartwell Midwest Indiana, LLC, an Indiana limited liability company
              (iii) Chartwell Southern New England, LLC, a Delaware limited liability company
              (iv) Chartwell Rocky Mountain Regional Services, a Colorado
                       general partnership
              (v) Chartwell U.C. Davis Health Systems, LLC, a Delaware limited liability company
              (vi) Chartwell Michigan, LLC, a Michigan limited liability company
              (vii) Northwest Home Care, LLC, an Oregon limited liability company
              (viii) Innova Home Therapies, LLC, a Delaware limited liability company
              (ix) Chartwell Wisconsin Enterprises, LLC, a Wisconsin limited liability company
                     (A) Chartwell-Midwest Wisconsin, LLC, a Wisconsin limited
                            liability company
                     (B) Chartwell-Midwest Wisconsin Health Resources, LLC, a
                            Wisconsin limited liability company

2.) Tender Loving Care Health Care Services, Inc., a Delaware corporation
        (a) Albert Gallatin Home Care, Inc., a Delaware corporation
        (b) Careco, Inc., a Massachusetts corporation
        (c) T.L.C. Midwest, Inc., a Delaware corporation
        (d) T.L.C. Home Health Care, Inc., a Florida corporation
              (i) T.L.C. Medicare Services of Dade, Inc., a Florida corporation
              (ii) T.L.C. Medicare Services of Broward, Inc., a Florida
                     corporation
        (e) Tender Loving Care Home Care Services, Inc., a New York corporation
              (i) U.S. Ethicare Corporation, a Delaware corporation
                     (A) U.S. Ethicare Chautauqua Corporation, a New York
                           corporation
                     (B) U.S. Ethicare Erie Corporation, a New York corporation
                     (C) U.S. Ethicare Niagara Corporation, a New York
                           corporation
                     (B) Ethicare Certified Services, Inc., a New York
                           corporation
        (f) Staff Builders, Inc., a New York corporation
              (i) S.B.H.F., Inc. a New York corporation
              (ii) Staff Builders Services, Inc., a New York corporation
              (iii) Staff Builders Home Health Care, Inc., a Delaware
                       corporation
              (iv) St. Lucie Home Health Agency, Inc., a Florida corporation
              (v)  A Reliable Homemaker of Martin-St. Lucie County, Inc., a
                      Florida corporation
        (g) Staff Builders International, Inc., a New York corporation
3.) Trestle Corporation, a Delaware corporation
4.) Resource Pharmacy, Inc., a Nevada corporation
5.) American Reimbursement, LLC, a Delaware limited liability company

EXCLUDED SUBSIDIARIES:

1.) CypherMedix, Inc., a Delaware corporation
2.) Illumea Corporation, a Delaware corporation
3.) Vidimedix Acquisition Corporation, a Nevada corporation
4.) VirTX Inc., a Delaware corporation
5.) E-Medsoft U.K. (A/K/A E-Net), a United Kingdom company
6)  Securus LLC, a California limited liability company

                                SCHEDULE 5(b)(ii)

                EXCEPTIONS WITH RESPECT TO TAXES AND TAX RETURNS

ENTITY NAME                                    UNPAID TAXES/TAX RETURN                AMOUNT DUE
-----------                                    -----------------------                -----------
Chartwell Diversified Services Inc.            2000 Connecticut Income Tax            $       64
Med Diversified (f/k/a E-Medsoft.com)          Duval County, FL Property Taxes        $      889
Med Diversified (f/k/a E-Medsoft.com)          2001 Florida Sales Tax                 $        5